SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
May 30, 2002

           Structured Asset Mortgage Investments Inc. (as Seller under a Trust, Servicing and Pooling Agreement dated as of May 1, 2002 providing for the issuance of Thornburg Mortgage Securities Trust 2002-2, Mortgage Pass-Through Certificates, Series 2002-2)

STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-68542 (Commission File Number)	13-3633241 (IRS Employer Identification No.)

383 Madison Avenue, New York, New York 10179
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (212) 272-2000

Not Applicable
(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits

                     Exhibit No.

                     1.1 Terms Agreement dated as of May 29, 2002 between the Registrant and Bear, Stearns & Co. Inc. relating to the sale of the public certificates.

                     4.1 Trust, Pooling and Servicing Agreement, dated as of May 1, 2002, among the Registrant, as seller, Deutsche Bank National Trust Company, as trustee, Deutsche Bank Trust Company Delaware, as Delaware trustee, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, and Thornburg Mortgage Home Loans, Inc.

                     99.1 Mortgage Loan Purchase Agreement, dated as of May 1, 2002, between Thornburg Mortgage Home Loans, Inc., as the mortgage loan seller, and the Registrant, as the purchaser.

                     99.2 Reconstituted Servicing Agreement, dated as of May 30, 2002, among Thornburg Mortgage Home Loans, Inc., as seller, Morgan Stanley Dean Witter Credit Corporation, as servicer, and Wells Fargo Bank Minnesota, National Association, as master servicer, and acknowledged by Deutsche Bank Trust Company, as trustee.

                     99.3 Reconstituted Servicing Agreement, dated as of May 30, 2002, among Thornburg Mortgage Home Loans, Inc., as seller, Countrywide Home Loans, Inc., as servicer, and Wells Fargo Bank Minnesota, National Association, as master servicer, and acknowledged by Deutsche Bank Trust Company, as trustee.

                     99.4 Reconstituted Servicing Agreement, dated as of May 30, 2002, among Thornburg Mortgage Home Loans, Inc., as seller, Wells Fargo Home Mortgage, Inc., as servicer, and Wells Fargo Bank Minnesota, National Association, as master servicer, and acknowledged by Deutsche Bank Trust Company, as trustee.

                     99.5 Reconstituted Servicing Agreement, dated as of May 30, 2002, among Thornburg Mortgage Home Loans, Inc., as seller, HSBC Mortgage Corporation (USA), as servicer, and Wells Fargo Bank Minnesota, National Association, as master servicer, and acknowledged by Deutsche Bank Trust Company, as trustee.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
(Registrant)

Date: June 10, 2002	By: /s/ Baron Silverstein Name: Baron Silverstein Title: Vice President

EXHIBIT INDEX

Exhibit Number	Description

1.1	Terms Agreement dated as of May 1, 2002 between the Registrant and Bear, Stearns & Co. Inc. relating to the public certificates.

4.1	Trust, Pooling and Servicing Agreement, dated as of May 1, 2002, among the Registrant, as seller, Deutsche Bank National Trust Company, as trustee, Deutsche Bank Trust Company Delaware, as Delaware trustee, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, and Thornburg Mortgage Home Loans, Inc.

99.1	Mortgage Loan Purchase Agreement, dated as of May 1, 2002, between Thornburg Mortgage Home Loans, Inc., as the mortgage loan seller, and the Registrant, as the purchaser.

99.2	Reconstituted Servicing Agreement, dated as of May 30, 2002, among Thornburg Mortgage Home Loans, Inc., as seller, Morgan Stanley Dean Witter Credit Corporation, as servicer, and Wells Fargo Bank Minnesota, National Association, as master servicer, and acknowledged by Deutsche Bank Trust Company, as trustee.

99.3	Reconstituted Servicing Agreement, dated as of May 30, 2002, among Thornburg Mortgage Home Loans, Inc., as seller, Countrywide Home Loans, Inc., as servicer, and Wells Fargo Bank Minnesota, National Association, as master servicer, and acknowledged by Deutsche Bank Trust Company, as trustee.

99.4	Reconstituted Servicing Agreement, dated as of May 30, 2002, among Thornburg Mortgage Home Loans, Inc., as seller, Wells Fargo Home Mortgage, Inc., as servicer, and Wells Fargo Bank Minnesota, National Association, as master servicer, and acknowledged by Deutsche Bank Trust Company, as trustee.

99.5	Reconstituted Servicing Agreement, dated as of May 30, 2002, among Thornburg Mortgage Home Loans, Inc., as seller, HSBC Mortgage Corporation (USA), as servicer, and Wells Fargo Bank Minnesota, National Association, as master servicer, and acknowledged by Deutsche Bank Trust Company, as trustee.